UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 1999


            ONE PRICE CLOTHING STORES, INC.
  (Exact name of registrant as specified in its charter)

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

             Delaware                          0-15385                              57-0779028
         (State or other                    (Commission                            (IRS Employer
         jurisdiction of                    File Number)                        Identification Number)
         incorporation
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                            Highway 290 Commerce Park
                                Duncan, SC 29334
               (Address of principal executive offices; zip code)


       Registrant's telephone number, including area code: (864) 433-8888
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events

         On January 11, 1999, One Price Clothing Stores, Inc. issued the attached Press Release, which press release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.      Press release dated January 11, 1999


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                                             ONE PRICE CLOTHING STORES, INC.
                                                       (Registrant)

                                             By:      /s/ Larry I. Kelley
                                                      Larry I. Kelley

                                             Title:   President and
                                                      Chief Executive Officer

                                                     Date:    January 11, 1999
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